IRELAND INC

Investor Relations Presentation

March 2010

Forward Looking Statements

This Presentation may contain, in addition to historical information, forward -looking statements. Statements in this Presentation that are forward -looking statements are subject to various risks and uncertainties concerning the specific factors disclosed under the heading "Risk Factors” and elsewhere in the Company's periodic filings with the U.S. Securities and Exchange Commission. When used in this Presentation, the words such as "could," "plan," "estimate," "expect," "intend," "may," "potential," "should," and similar expressions, are forward-looking statements. The risk factors that could cause actual results to differ from these forward-looking statements include,but are not restricted to the Company‘s limited operating history, uncertainties about the availability of additional financing, geological or mechanical difficulties affecting the Company's planned geological work programs, uncertainty of estimates of mineralized material, operational risk, environmental risk, financial risk, currency risk, and other statements that are not historical facts as disclosed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K filing with the SEC and elsewhere in the Company's periodic filings with securities regulators in the United States. Copies of the Company's periodic reports are available on the SEC's website at http://www. sec.gov.

Company Vision

Build Ireland (IRLD) into a significant mid-tier mining company through the development to monetization of two precious metal projects.

• Columbus Project – In active development
Owns 100% of Gold / Silver mining rights Option to Expand

• Red Mountain Project – Not in active development
Option to acquire 100%Gold / Tungsten / Silver mining rights

Management Team

   Douglas Birnie– Chief Executive Officer, President and Director
Mr. Birnie was a founder of Columbus Group Communications Inc., a privately -owned company that was acquired by TELUS Corp., one of Canada’s leading telecommunications companies

   Robert McDougal– Chief Financial Officer and Director
Mr. McDougal, a Certified Public Accountant, was a director and officer of GEXA Gold Corporation and was one of the founders of Millennium Mining Corporation, which has been merged into Gold Summit Corporation

   Mark Brennan - Director
Mr. Brennan is the President of his own consulting firm, the Brennan Consulting Group. In addition to his ongoing management consulting practice, Mr. Brennan has also founded and operated a number of  private companies in a variety of industries

   Michael Steele – Director
Mr. Steele is a Principal in Avonlea Investments and Steele Consulting, which provide business, financial, technology and strategic consulting services to private and publicly traded natural resource companies

   Nanominerals Corp./ Dr. Charles Ager
Nanominerals is a private company focused on the development and application of  new technology in the exploration of refractory gold deposits. Dr. Ager, the CEO of Nanominerals, is a geophysical engineer with almost 40 years of international experience in mine discovery, production and finance.

Overview– Columbus Project

Columbus Project Mill-Site Facility	•	Gold and Silver Project

	•	A “dry salt marsh” with drill indicated zones of surface mineable material

	•	Located between Las Vegas and Reno in the Columbus Basin, in Esmeralda County, Nevada – a region with a proven history of major discoveries of gold and silver

	•	Mine site production permit has been granted

	•	Short horizon to production

Columbus Project- Opportunity

With permits already granted, the Columbus Project is
expected to be in production in 2010.

Prefeasibility work and drilling programs are ongoing.
As a result of the 2008 Drilling Program,we have:

  Identified an area containing approx. 200 million tons of mineable material with an average sample head grade of 0.041 oz/per ton Au Equivalent

  Identified a simple low-cost direct leach extraction process

  Pilot scale tests indicate extraction rates of precious metals of 70% to 83%

Expect results from 2009 Drilling Program and new resource calculations in Q1 2010

Ireland is an unrecognized investment opportunity and could achieve substantially higher valuations based on the progress of its technical program and the value of its resources.

Columbus Project- Regional History

• Round Mountain (Gold)*
• Owned by Barrick and Kinross
• 20 M oz gold deposit / 16 M oz mined
• ~ 75% extraction rate
• 97% “invisible” gold
• Head Grade 0.018 opt Au
• ~ 60 miles from Columbus Project

• Candelaria (Silver)*
• 151 M oz of silver identified
• 68 M oz of silver mined
• ~ 5 miles from Columbus Project

* - data from published reports

Columbus Project Assets

•	19,680 acres of mineral claims on federal land administered by the BLM (Bureau of Land Management), with an option for an additional ~22,640 acres.

•	380 acres permitted to 40 feet for extraction of gold and silver (Zone A – Permitted Area)
- 320 acre mine site, 60 acre mill site
- 15,000 sq ft mill building

•	Water usage rights of aquifers in basin

•	80 acres of private land
- Future development flexibility

Exploratory Drill Program ’08/09

* Cost estimates and recent test results have led the Company to believe that the dredge mining method could mine to 200 foot depth	97-hole drill program conducted in “Area of Interest” (~5,000 acres / 8 sq. miles)

New Gold/Silver Discovery – Large Tonnage Potential

• Three surface mineable areas: ~1,590 acres
• Surface to 200 foot depth

• ~200MM tons potentially mineable material

• Sample average 0.041 opt Au equivalent

2009 Drill Program data and new Resource Calculations expected in Q1 2010

All reported results are by Caustic Fusion assay and analysis of extracted metal-in-hand for gold and silver. The caustic fusion protocol was selected because our research has shown it to be a more effective pyrometallurgical method than conventional fire assay to extract gold and silver from the organic carbon rich clays at Columbus.

Project Prefeasibility

Direct Solution Leach ExtractionTest Results

Parameter	Test Size (lbs)	Au Equivalent Head Grade (opt)	% Recovered into Solution	% Recovered as Metal-in-Hand
Zone A – Permitted Mine Area	1,738	0.062	86.6%	69.4%
Zone B – Hole (S7B)	2,000	0.070	94.4%	84.1%
Zone B – Drill Composite (S1B)	5.5	0.041	91.0%	n/a
Zone B – Drill Composite (S9B)	5.5	0.074	90.0%	n/a
Zone B – Drill Composite (S12B)	5.5	0.057	80.6%	n/a

  Goal: 75% Extraction of gold and silver

  Bench Scale Tests (5.5 pounds) are not large enough to recover on resins or activated carbon, instead, precious metals were extracted by precipitation from leach solution

  Zone B is located 3 miles south of the Zone A – Permitted Mine Area

Process Flow Diagram

• Dredge Mining Unit	• Leach in Agitated Tanks	• Evaluating Solid/Liquid Separation Methods:	• Tails returned to basin (natural tailings pond)

• Material Processed as a slurry	• Environmentally Neutral Process	• Decantation • Flocculation • Filtration	• Metal extracted from solution to activated carbon

• No Milling required			• Solution re-used in leach

Estimated Operating Costs (similar to typical Tank Leach Operations) ~ $10/ton

Current Production Permits: mine up to 792,000 tpy in Zone A – Permitted Mine Area, a 320-acre area, to a depth of 40 ft. (estimated mine life 17+ years)

Independent Confirmation

All reported work to date has been completed and performed by third party engineers/geologists under Chain of Custody(COC)

Technical Team– Independent firms:

Permitting

  Lumos & Associates – based in Reno, NV

Project Resources

  McEwen Geological – Drill program management / Modeling
  Arrakis Inc. – Mining and production process design/ Metallurgy
  AuRIC Metallurgical Labs – Drill sample analysis / Metallurgy

Project Feasibility

  Arrakis – Pilot Plant Operations/Project Construction
  AuRIC – Leach Testing / Extraction Process Development

2009 Accomplishments

•	Discovered mineralized areas; ~1,590 acres potential
	•	200 MM tons of mineable material with an average sample grade of 0.041 opt Au equivalent

•	Defined simple direct leach extraction process
	•	Showed consistency in extraction
	•	Defined and refined extraction process
	•	Completed two ~2,000-lbs pilot scale leach tests
	•	Recovered ~70% to 83% of Au and Ag as metal-in-hand

•	Operated mine (dredge) and pilot plant to test mining and concentrating methods

Project Development 2010

Determine IncreasedProject Resources/Reserves

• Expanded drilled area with completed 2009 drill program
• Calculate increased project resources and reserves
• Complete resources/reserves technical report

Complete Project Feasibility

• Operate on-site pilot plant to optimize/finalize production process
• Determine operating/capital costs for full production
• Complete site plan for full production facility
• Complete application for permit modifications (if necessary)

Columbus Project Summary

A solid exploration and production opportunity with:

•	Full permit for the extraction of Gold and Silver

•	High volume and low cost mining operation

•	Surface mining with environmentally neutral process

•	Near term production expected

Red Mountain Project

Red Mountain, CA 137 miles northeast of Los Angeles	•	Option to acquire 100% by Dec 31, 2011

	•	Longer term exploration project for Gold, Tungsten and Silver

	•	Over 25 years of sampling and testing

	•	Drilling and Sampling planned for 2010

Financial Information

Capitalization and Finances

Capitalization (3/18/2010)
Issued and Outstanding	121,934,442
Free Float	~54,000,000
Total Fully Diluted	158,648,126
Market Capitalization (3/18/2010)	~$120 MM
Finances
Cash (12/31/09)	~$3,650,000
January Financing	~$4,965,000
Budget (Jan 1 ‘10 to Dec 31 ‘10)	$6,450,000

Expenses

Cash Expenses

Budget (01/01/10 – 12/31/10)

Columbus Project

Property Payments	$ 130,000

Drilling Program and Resource Estimates	1,255,000

Pilot Plant / Project Feasibility	2,765,000

Columbus Project Sub-Total	4,150,000

Red Mountain Project	550,000

General and Admin.	1,750,000

Cash Expenditure	$6,450,000

Investment Summary

  Exploration company with production expected by mid-2010

  Anticipate increase in total mineable material with 2009 and 2010 Drilling Program results

  Simple, environmentally neutral leaching extraction process indicates ~75% extraction

  Assembled Talented Technical Team

Ireland Inc.

Corporate Office:

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV, 89052
(702) 932-0353
info@irelandminerals. com
http://www. irelandminerals. com

Investor Relations:

Terri MacInnis	R. Jerry Falkner, CFA
Bibicoff + MacInnis, Inc.	RJ Falkner & Company, Inc.
Tel: 818-379-8500	Tel: 800-377-9893
Email: terri@bibimac.com	Email: info@rjfalkner.com